                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 7, 2002


                          ASPECT MEDICAL SYSTEMS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     000-24663                     04-2985553
-----------------          ------------------------        --------------------
 (State or Other           (Commission File Number)           (IRS Employer
 Jurisdiction of                                           Identification No.)
  Incorporation)


141 Needham Street, Newton, Massachusetts                   02464
-----------------------------------------                   -----
  (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (617) 559-7000


            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

      On August 8, 2002, Aspect Medical Systems, Inc. (the "Company") announced a strategic alliance with Boston Scientific Corporation ("Boston Scientific") to introduce new sedation management technology to interventional and specialty medical procedure suites, including the gastrointestinal endoscopy suite, the interventional cardiology suite and the interventional radiology suite. The alliance will focus on the development and distribution of brain monitoring technology specifically designed to enhance the safety, efficiency and delivery of sedation to patients undergoing less-invasive medical procedures. As part of this alliance, the Company has granted Boston Scientific an option to distribute the newly developed technology for monitoring patients under sedation in a range of medical specialties.

      On August 7, 2002, Boston Scientific purchased 1,428,572 shares (the "Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"), for an aggregate purchase price of $10,000,004. The Shares are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). After taking this investment into account, Boston Scientific owns approximately 11.9% of the Company's outstanding Common Stock. Boston Scientific may purchase up to 25% of the Company's voting securities in the open market. Boston Scientific has also provided a $5,000,000 revolving credit facility to the Company, which is secured by the Company's inventory and certain of the Company's accounts receivable.

      The Company has granted Boston Scientific the right to require the Company to register the Shares for resale under the Securities Act at any time on or after February 7, 2003. The costs of registration will be borne by the Company (except for brokerage and selling commissions).

      The foregoing summary description is qualified in its entirety by reference to the exhibits to this Current Report on Form 8-K, which are incorporated herein by reference.

      This report may contain forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Company's reports on Form 10-K and Form 10-Q on file with the Securities and Exchange Commission.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits

            Exhibit Number  Description
            10.1            Stock Purchase Agreement, dated as of August 7,
                            2002, by and between the Company and Boston
                            Scientific Corporation.

            10.2            Registration Rights Agreement, dated as of August
                            7, 2002, by and between the Company and Boston
                            Scientific Corporation.

            10.3 Loan Agreement, dated August 7, 2002, by and between the Company and Boston Scientific Corporation, together with Security Agreement, dated August 7,
                            2002, by and between the Company and Boston
                            Scientific Corporation and Promissory Note dated as of August 7, 2002 made by the Company in favor of Boston Scientific Corporation.

            99.1            Press Release, dated August 8, 2002, issued by the
                            Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASPECT MEDICAL SYSTEMS, INC.



                             By:  /s/ J. Neal Armstrong
                                ----------------------------------------------
                             Name: J. Neal Armstrong
                             Title: Vice President and Chief Financial Officer

Date: August 8, 2002

                                  EXHIBIT INDEX


Exhibit Number     Description
10.1               Stock Purchase Agreement, dated as of August 7, 2002, by and between the Registrant and Boston Scientific Corporation.

10.2 Registration Rights Agreement, dated as of August 7, 2002, by and between the Registrant and Boston Scientific Corporation.

10.3               Loan Agreement, dated August 7, 2002, by and between the
                   Registrant and Boston Scientific Corporation, together with
                   Security Agreement, dated August 7, 2002, by and between the Registrant and Boston Scientific Corporation and Promissory
                   Note dated as of August 7, 2002 made by the Registrant in favor of Boston Scientific Corporation.

99.1               Press Release, dated August 8, 2002, issued by the Registrant.